                                                                    EXHIBIT 99.2

                               VOTING AGREEMENT

     THIS VOTING AGREEMENT is made and entered into as of November 17, 1997 by and between Borland International, Inc., a Delaware corporation ("Acquirer"), and each of the undersigned individual stockholders (individually, a "stockholder" and collectively, the "Stockholders") of Visigenic Software, Inc., a Delaware corporation ("Target").

                                    RECITALS
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        A. Concurrently with the execution of this Agreement, Acquirer, Target and Vixen Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Acquirer ("Sub"), have entered into an Agreement and Plan of Merger, dated as of November 17, 1997 (the "Merger Agreement"), providing for the merger of Sub with and into Target (the "Merger") pursuant to which Target will become a wholly-owned subsidiary of Acquirer;

        B. Each Stockholder is the beneficial holder of record of the number of shares of the outstanding Common Stock of Target as is indicated on the final page of this Agreement (the "Shares");

        C. In connection with the Merger, Acquirer will acquire each Stockholder's entire equity interest in Target and each Stockholder will receive in exchange an equity interest in Acquirer; and

        D. In consideration of and to induce the execution of the Merger Agreement by Acquirer, each Stockholder is willing to agree to vote the Shares in favor of the Merger, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual promises and the mutual covenants and agreements contained herein, the parties agree as follows:

        1. Agreement on Transfer of Shares. Each Stockholder agrees that in the
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event of any pledge, sale, exchange or other disposition of or encumbrance of any of the Shares at any time prior to the Expiration Date, as defined herein, as a condition to any such transaction, any transferee or pledgee shall agree to be bound by the terms of this Agreement in connection with such transfer or pledge. The "Expiration Date" shall mean the earlier of (i) the date and time on which the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement or (ii) the date on which the Merger Agreement shall be terminated pursuant to Article VIII of the Merger Agreement. Each Stockholder, as the holder of voting stock of Target agrees to be present, in person or by proxy, at all meetings of stockholders of Target so that all Shares are counted for the purposes of determining the presence of a quorum at such meetings. This Agreement is intended to bind each Stockholder only with respect to specific matters set forth herein, and shall not limit each Stockholder from acting in accordance with fiduciary duties as an officer or director of Target.

        2. Agreement to Vote Shares. At any meeting of the Target stockholders
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called with respect to any vote on adoption of the Merger Agreement or approval of the Merger, and at any adjournment thereof, and with respect to any written consent solicited with respect thereto, each Stockholder agrees to vote the Shares in favor of adoption of the Merger Agreement and approval of the Merger.

        3. Irrevocable Proxy. Concurrently with the execution of this Agreement,
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each Stockholder agrees to deliver to Acquirer a proxy in the form attached hereto as Annex A (the "Proxy"), which shall be irrevocable to the extent
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provided therein; provided that the Proxy shall be revoked upon termination of this Agreement in accordance with its terms. At any meeting at which each Stockholder is present in person and at which Acquirer intends to vote the Proxy, the Acquirer shall notify each Stockholder of its intention to vote the Shares itself and each Stockholder shall have no obligation to vote the Shares himself. The Acquirer agrees that the Proxy shall not limit each Stockholder's power and authority to vote the Shares in accordance with Section 2 in the absence of any vote by the Proxyholder.

        4. Additional Purchases. For purposes of this Agreement, the term
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"Shares" shall include any shares of Target capital stock which each Stockholder purchases or otherwise acquires after the execution of this Agreement and prior to the Expiration Date.

        5. Representations, Warranties and Covenants of each Stockholder. Each
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Stockholder hereby represents, warrants and covenants to Acquirer the following:

            5.1. Ownership of Shares. Except as specifically described on Annex
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C to this Agreement and except for any repurchase option held by Target, each
-
Stockholder (i) is the holder and beneficial owner of the Shares, which at the date hereof and at all times until the Expiration Date will be free and clear of any liens, claims, options, charges or other encumbrances, (ii) does not beneficially own any shares of stock of Target other than the Shares and (iii) has full power and authority to make, enter into, deliver and carry out the terms of this Agreement and the Proxy.

            5.2. Validity; No Conflict. This Agreement constitutes the legal,
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valid and binding obligation of each Stockholder. Neither the execution of this Agreement by each Stockholder nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which each Stockholder is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to each Stockholder.

            5.3. No Voting Trusts and Agreements. Between the date of this
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Agreement and the Expiration Date, each Stockholder will not, and will not permit any entity under each Stockholder's control to, deposit any shares of Target capital stock held by each Stockholder or such entity in a voting trust or subject any shares of Target capital stock held by each Stockholder or such entity to any arrangement or agreement with respect to the voting of such shares of capital stock, other than agreements entered into with Acquirer; provided, however, that each Stockholder may deposit the Shares into a voting trust that agrees to be bound by this Agreement.

            5.4. [include each entity under the control of each individual stockholder]

        6.  Representations, Warranties and Covenants of Acquirer. Acquirer
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represents, warrants and covenants to each Stockholder as follows:

            6.1. Due Authorization. This Agreement has been authorized by all
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necessary corporate action on the part of Acquirer and has been duly executed by a duly authorized officer of Acquirer.

            6.2 Validity; No Conflict. This Agreement constitutes the legal,
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valid and binding obligation of Acquirer. Neither the execution of this Agreement by Acquirer nor the consummation of the transactions contemplated hereby will result in a breach or violation of the terms of any agreement by which Acquirer is bound or of any decree, judgment, order, law or regulation now in effect of any court or other governmental body applicable to Acquirer.

        7. Consent of Spouse. If each Stockholder is married on the date of this
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Agreement, each Stockholder's spouse shall execute a Consent of Spouse in the form of Annex B hereto, effective on the date hereof. Such consent shall not be-
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deemed to confer or convey to the spouse any rights in the Shares that do not otherwise exist by operation of law or the agreement of the parties. If each Stockholder should marry or remarry subsequent to the date of this Agreement, each Stockholder shall within three (3) business days thereafter obtain his new spouse's acknowledgment of and consent to the existence and binding effect of all restrictions contained in this Agreement by signing an additional Consent of Spouse in the form of Annex B hereto.
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        8. Additional Documents. Each Stockholder and Acquirer hereby covenant
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and agree to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Acquirer's legal counsel or each Stockholder, as the case may be, to carry out the intent of this Agreement.

        9. Consent and Waiver. Each Stockholder hereby gives any consent or
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waivers that are required for the consummation of the Merger under the terms of any agreement to which each Stockholder is a party or pursuant to any other rights each Stockholder may have.

        10.  Miscellaneous.
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             10.1. Severability. If any term, provision, covenant or restriction
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of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            10.2. Binding Effect and Assignment. This Agreement and all of the
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provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other.

            10.3. Amendments and Modifications. This Agreement may not be
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modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

            10.4. Specific Performance: Injunctive Relief. The parties hereto
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acknowledge that Acquirer will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of each Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies which may be available to Acquirer upon such violation, Acquirer shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to it at law or in equity.

            10.5. Notices. All notices, requests, claims, demands and other
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communications hereunder shall be in writing and sufficient if delivered in person, by commercial overnight courier service, by confirmed telecopy, or sent by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

                   If to Acquirer:          Borland International, Inc.
                                            100 Borland Way
                                            Scotts Valley, CA 95066
                                            Attention: General Counsel
                                            Telecopy No.:   (408) 431-4171
                                            Telephone No.:  (408) 431-1410


                   If to each Stockholder:  To the address for notice set forth on the last page hereof.

                   With a copy to:          Visigenic Software, Inc.
                                            951 Mariner's Island Boulevard
                                            San Mateo, CA 94404
                                            Attention: President
                                            Telecopy No.:   (650) 286-5146
                                            Telephone No.:  (650) 286-1900

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

            10.6. Governing Law. This Agreement shall be governed by, construed
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and enforced in accordance with the laws of the State of Delaware without giving effect to principles of conflicts of law.

            10.7. Entire Agreement. This Agreement contains the entire
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understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

            10.8. Counterparts. This Agreement may be executed in counterparts,
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each of which shall be an original, but all of which together shall constitute one and the same agreement.

            10.9. Effect of Headings. This Section headings herein are for
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convenience only and shall not affect the construction or interpretation of this Agreement.

        11.  Termination.  Notwithstanding anything else in this Agreement, this
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Agreement and the Proxy, and all obligations of each Stockholder under either of them, shall automatically terminate as of the Expiration Date.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.


                                        BORLAND INTERNATIONAL, INC.

                                        By: ___________________________________

                                        _______________________________________

                                        Name of Stockholder: __________________

                                        Stockholder's Address for Notice:

                                        _______________________________________

                                        _______________________________________

                                        _______________________________________

                                        Shares beneficially owned:

                                        ______ shares of Common Stock

                                    ANNEX A

                               IRREVOCABLE PROXY
                               -----------------

     Each undersigned Stockholder of Visigenic Software, Inc., a Delaware corporation ("Target") (including ___________), hereby irrevocably appoints and constitutes the members of the Board of Directors of Borland International, Inc., a Delaware corporation ("Acquirer"), and each of them (the "Proxyholders"), the agents and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to the shares of capital stock of Target beneficially owned by the undersigned, which shares are listed below (the "Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows:

     The agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Target Stockholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of approval of the Merger (as defined in the Voting Agreement dated November 17, 1997 between each Stockholder and Acquirer (the "Voting Agreement") and that certain Agreement and Plan of Merger dated as of November 17, 1997 by and among Acquirer, Target and Vixen Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Acquirer ("Sub") (the "Merger Agreement").

The Proxyholders may not exercise this proxy on any other matter. The undersigned Stockholder may vote the Shares on all such other matters.

     The proxy granted by each Stockholder to the Proxyholders hereby is granted as of the date of this Agreement in order to secure the obligations of each Stockholders set forth in Section 2 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests in Target to be purchased and sold pursuant to the Reorganization Agreement. This proxy will terminate upon the termination of the Voting Agreement in accordance with its terms.

     Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms.

     Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of Target and with any Inspector of Elections at any meeting of each Stockholders of Target.

     This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.


        Dated:  November 17, 1997

        ________________________________
        Signature of Stockholder

        ________________________________
        Print name of Stockholder


        Shares beneficially owned:

        ________ shares of Common Stock

                                    ANNEX B

                               CONSENT OF SPOUSE
                               -----------------


     I, ________________________________, spouse of______________________
acknowledge that I have read the Voting Agreement dated as of November 17, 1997 to which this Consent of Spouse is attached as Annex B (the "Agreement") and that I know its contents. I am aware that by its provisions, shares of capital stock of Visigenic Software, Inc. which my spouse owns (including any interest I might have therein) are subject to certain transfer and voting restrictions.

     I agree that my interest, if any, in the Stock subject to the Agreement shall be bound by the Agreement and further understand and agree that any community property interest I may have in such capital stock shall be similarly bound by the Agreement.

     Dated as of the 17th day of November, 1997.




                                    _______________________________________

                                    Printed Name: _________________________